SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                          _________________________

                                   FORM 8-K
                                CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934
                          _________________________

         Date of Report (date of earliest event reported):  May 9, 2007

                    MID-WISCONSIN FINANCIAL SERVICES, INC.
            (Exact name of registrant as specified in its charter)

                WISCONSIN           0-18542         06-1169935
             (State or Other   (Commission File    (IRS Employer
             Jurisdiction of        Number)         Identification
             Incorporation)                          Number)

                             132 WEST STATE STREET
                               MEDFORD, WI 54451
          (Address of principal executive offices, including Zip Code)

                                (715) 748-8300
                Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   O Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   O Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   O Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   O Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.06  Material Impairments

On May 9, 2007, Mid-Wisconsin Financial Services, Inc. recorded an additional write-down related to the impaired borrower described in the Form 8-K filed January 22, 2007 and in Form 10-K for the year ended December 31, 2006. An additional pretax write-down of $600,000 or $365,000 after-tax was recorded based on updated estimated fair market and resale values of the properties held as other real estate. This will result in an after-tax impact of $.22 per diluted share to be recorded in the second quarter 2007 results. The recording of the 2006 loan loss provision and this additional write-down results in a cumulative pretax charge of $5.2 million related to this impaired borrower. Our cash expenditures, including legal and accounting fees, associated with the impairment charge cannot be reasonably predicted. However, these costs are not expected to be material although the actual amount of such expenditure will depend upon the manner in which our collection efforts are structured and the expediency in selling these assets. As of May 9, 2007, following the write-down of other real estate, $5.0 million in assets related to the impaired borrower remain on our financial statements.

This filing contains forward-looking statements or comments, including our estimate of the impact of the expected loss on our financial results. Forward-looking statements made in this document are subject to risks and uncertainties. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management's view as of any subsequent date. Forward-looking estimates and statements involve significant risks and uncertainties and actual results may differ materially from those presented, either expressed or implied, in this filing. Additional factors that may cause actual results to differ materially from those expressed in the forward-looking statements include (i) other risks and assumptions described in our Annual Report on Form 10-K for the year ended December 31, 2006 under the headings "Forward-Looking Statements" and "Risk Factors" which factors are incorporated herein by reference, and (ii) such other factors as may be described in other filings with the Securities and Exchange Commission. We specifically disclaim any obligation to update factors or to publicly announce the result of revisions to any of the forward-looking statements or comments included herein to reflect future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MID-WISCONSIN FINANCIAL SERVICES, INC.



Date:  May 10, 2007                 By: JAMES F. WARSAW
                                        James F. Warsaw
                                        President and Chief Executive Officer